UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 1, 2025

TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
6.950% Subordinated Notes due 2064	TPGXL	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On July 1, 2025, TPG Inc. (the “Company”) filed a prospectus supplement to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-277340) registering the resale by the selling stockholder named therein of up to 2,913,939 shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Shares”), under the Securities Act of 1933, as amended. The Company will not receive any proceeds from the sale of the Class A Shares by the selling stockholder.

A copy of the opinion regarding the validity of the Class A Shares is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Weil, Gotshal & Manges LLP.
23.1	Consent of Weil, Gotshal & Manges LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG INC.

By:	/s/ Jennifer L. Chu
Name:	Jennifer L. Chu
Title:	Chief Legal Officer and General Counsel
Date: July 1, 2025